Exhibit 10.1

AMENDMENT NO. 1

TO

MANAGEMENT SERVICES AGREEMENT

This Amendment No. 1, dated as of August 1, 2019, to the Management Services Agreement (“Agreement”) made and entered into as of May 12, 2016 (“Effective Date”) by and among Chicken Soup for the Soul Entertainment Inc. (“Service Recipient”) and Chicken Soup for the Soul, LLC (“Parent”), and the subsidiaries of Parent listed on Schedule A thereto (collectively with Parent, the “Service Providers”).

1.       Section 2.2 of the Agreement is hereby deleted in its entirety retroactively to the Effective Date and the section number reserved. No amounts under Section 2.2 have ever been paid and none have been due or payable.

2.       Except as prescribed by the foregoing, the Agreement remains in full force and effect as is.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above mentioned.

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

By: /s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

CHICKEN SOUP FOR THE SOUL, LLC

By: /s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

CSS Subsidiaries Acting as Service Providers:

CHICKEN SOUP FOR THE SOUL DIGITAL, LLC

By: /s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

CHICKEN SOUP FOR THE SOUL PRODUCTIONS, LLC

By: /s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Executive Chairman